Exhibit 10.2
AMENDMENT NO. 1 TO BLOCK SPACE AGREEMENT
     THIS AMENDMENT NO. 1 TO BLOCK SPACE AGREEMENT (this “Agreement”), dated as of July 30, 2007, is between Polar Air Cargo Worldwide, Inc., a Delaware corporation (the “Company”), and DHL Network Operations (USA), Inc., an Ohio corporation (“DHL”) (each a “Party and together, the “Parties”).
     WHEREAS, the Company, desires to amend a term in the Block Space Agreement (“BSA”) dated as of June 28, 2007 between the Company and DHL, as hereinafter set forth.
     NOW THEREFORE, the parties agree as follows:
1. AMENDMENT OF BLOCK SPACE AGREEMENT. The Block Space Agreement amended as follows: In the first sentence of Section 5.1 of the Block Space Agreement, the phrase “July 31, 2007” is hereby deleted in its entirely and replaced with “September 7, 2007”.
2. GENERAL. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or amendment of any right, power or remedy of the Company, or DHL, nor constitute a waiver or amendment of any other provision of the Block Space Agreement, Amended Block Space Agreement or for any other purpose, except as expressly set forth herein. This Agreement and the Block Space Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement shall be governed by and construed in accordance with the laws of The State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Block Space Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DHL NETWORK OPERATIONS (USA). INC.
By:	/s/ Jon E. Olin
	Name:	Jon E. Olin
	Title:	EVP, General Counsel and Secretary

POLAR AIR CARGO WORLDWIDE, INC.
By:	/s/ William J. Flynn
	Name:	William J. Flynn
	Title:	President and Chief Executive Officer